UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2020

STONEMOR INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39172	80-0103152
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

3600 Horizon Boulevard Trevose, Pennsylvania		19053
(Address of principal executive offices)		(Zip Code)

(215) 826-2800

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	STON	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On July 29, 2020, StoneMor Inc. (the “Company”) issued a press release announcing that the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) would be held on Thursday, November 5, 2020 at 4:00 p.m. The record date for stockholders entitled to notice of and to vote at the Annual Meeting will be the close of business on Monday, September 14, 2020. The Annual Meeting will be held by remote communication, and information regarding the manner in which stockholders will be able to access, participate in and vote at the Annual Meeting will be set forth in the Company’s proxy statement.

Because the Company did not hold an annual meeting in 2019, the Company also announced that stockholders wishing to submit proposals for inclusion in the proxy statement for the Annual Meeting must ensure that such proposals are received by the Company at 3600 Horizon Boulevard, Suite 100, Trevose, PA 19053 Attention: Corporate Secretary, on or before August 10, 2020.

The Company’s bylaws govern the submission of nominations for director or other business proposals that a stockholder wishes to bring before a meeting of stockholders. Under those bylaws, and as set forth in the Company’s press release, nominations for director or other business proposals to be brought before the Annual Meeting may be made by a stockholder entitled to vote who has delivered a notice to the Corporate Secretary at the address set forth above no later than the close of business on August 10, 2020. The notice must contain the information required by the bylaws, and any other business proposal must be a proper matter for stockholder action.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 incorporated by reference herein, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated July 29, 2020. *

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2020	STONEMOR INC.

	By:	/s/ Austin K. So
Austin K. So Senior Vice President, Chief Legal Officer and Secretary